UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2021 (March 24, 2021)

CXJ Group Co., Limited

Exact name of registrant as specified in its charter)

Nevada	333-248779	85-2041913
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

Room 1903-01, Number 1 Building, International Center Jianggan District, Hangzhou City Zhejiang Province, Peoples Republic of China	NA
(Address of principal executive offices)	(Zip Code)

+86 18668175727

Registrant’s telephone number, including area code

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

EXPLANATORY NOTE

CXJ Group Co., Limited (“the Company”) is filing this Amendment No.1 on Form 8-K/A (“the Amended Filing”) to its Form 8-K filed on March 29, 2021 (“the Original Filing”). The Amended Filing is solely for the purpose to change the definition of “business partner” and the corresponding remarks in Clause 6(j) in its Option Incentive Plan for the year of 2021 in the Original Filing, which is an exhibit to this Report for the specifics hereof.

Item 9.01 Financial Statements and Exhibits

Exhibits:

Exhibit 10.1	CXJ Group Co., Limited Option Incentive Plan for the Year of 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXJ Group Co., Limited

March 31, 2021	By:	/s/ Lixin Cai
Lixin Cai
Chairman and Chief Executive Officer